EXHIBIT 99.1

ACCO BRANDS

AT-A-GLANCE DAY-TIMER FIVE STAR GBC Hilroy Kensington Mead nobo Quartet Rexel Swingline tilibra wilson jones

ACCO Brands
Corporation
March 26, 2012
Barclays Capital High Yield Bond and
Syndicated Loan Conference

ACCO BRANDS

AT-A-GLANCE DAY-TIMER FIVE STAR GBC Hilroy Kensington Mead nobo Quartet Rexel Swingline tilibra wilson jones

Forward-Looking Statement & Reg. G
❑ This presentation contains statements which may constitute "forward-looking" statements as that term is defined in the Private Securities Litigation Reform Act of 1995.
  These forward-looking statements are subject to certain risks and uncertainties, are made as of the date hereof and the company assumes no obligation to update them.
 ACCO Brands' ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Because actual results may differ from those predicted by such forward-looking statements, you should not place undue reliance on them when deciding to buy, sell or hold the company’s securities. Among the factors that could cause our plans, actions and results to differ materially from current expectations are: fluctuations in the cost and availability of raw materials; competition within the markets in which the company operates; the effects of both general and extraordinary economic, political and social conditions, including any volatility and disruption in the capital and credit markets; the effect of consolidation in the office products industry; the liquidity and solvency of our major customers; our continued ability to access the capital and credit markets; the dependence of the company on certain suppliers of manufactured products; the risk that targeted cost savings and synergies from previous business combinations may not be fully realized or take longer to realize than expected; future goodwill and/or impairment charges; foreign exchange rate fluctuations; the development, introduction and acceptance of new products; the degree to which higher raw material costs, and freight and distribution costs, can be passed on to customers through selling price increases and the effect on sales volumes as a result thereof; increases in health care, pension and other employee welfare costs; as well as other risks and uncertainties detailed in the company’s Annual Report on Form 10-K for the year ended December 31, 2011, under Item 1A, “Risk
 Factors,” and in the company's other SEC filings.
❑ Forward-looking statements relating to the proposed merger involving ACCO Brands and the Consumer & Office Products business of MeadWestvaco Corporation include, but are not limited to: statements about the benefits of the proposed merger, including future financial and operating results; ACCO Brands’ plans, objectives, expectations and intentions; the expected timing of completion of the merger; and other statements relating to the merger that are not historical facts. With respect to the proposed merger, important factors could cause actual results to differ materially from those indicated by such forward-looking statements, including, but not limited to:
 risks and uncertainties relating to the ability to obtain the requisite ACCO Brands Corporation shareholder approval; the risk that ACCO Brands or MeadWestvaco
 Corporation may be unable to obtain governmental and regulatory approvals required for the merger; the risk that a condition to closing of the merger may not be satisfied; the length of time necessary to consummate the merger; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected and the impact of additional indebtedness. These risks, as well as other risks associated with the proposed merger, are more fully discussed in the proxy statement/prospectus included in the registration statement on Form S-4 that ACCO Brands filed with the United States Securities and
 Exchange Commission (“SEC”) on March 22, 2012 in connection with the proposed merger.
❑ In connection with the proposed merger, the registration statement filed by ACCO Brands on March 22, 2012 has been declared effective by the SEC. This registration statement includes a proxy statement of ACCO Brands that also constitutes a prospectus of ACCO Brands, and has been mailed to the shareholders of ACCO Brands.
 Shareholders are urged to read the proxy statement/prospectus and any other relevant documents, because they contain important information about ACCO Brands and the proposed merger. The proxy statement/prospectus and other documents relating to the proposed merger can be obtained free of charge from the SEC’s website at
 www.sec.gov. The proxy statement/prospectus and other documents can also be obtained free of charge from ACCO Brands upon written request to ACCO Brands
 Corporation, Investor Relations, 300 Tower Parkway, Lincolnshire, Illinois 60069, or by calling (847) 484-3020.
❑ This communication is not a solicitation of a proxy from any security holder of ACCO Brands. However, ACCO Brands and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed merger under the rules of the SEC. Information about the directors and executive officers of ACCO Brands may be found in its 2011 Annual Report on Form 10-K filed with the SEC on February 23, 2012, and its definitive proxy statement relating to its 2011 Annual Meeting of Shareholders filed with the SEC on April 4, 2011.
Non-GAAP Financial Measures
❑ “Adjusted” results exclude all unusual tax items. Adjusted supplemental EBITDA from continuing operations also excludes other non-operating items, including other income/expense and stock-based compensation expense and costs associated with the pending acquisition of the MeadWestvaco’s Consumer and Office Products
 business. Adjusted results and supplemental EBITDA from continuing operations are non-GAAP measures. There could be limitations associated with the use of non-
 GAAP financial measures as compared to the use of the most directly comparable GAAP financial measure. Management uses the adjusted measures to determine the returns generated by its operating segments and to evaluate and identify cost-reduction initiatives. Management believes these measures provide investors with helpful supplemental information regarding the underlying performance of the company from year to year. These measures may be inconsistent with measures presented by other companies.

Our Vision
❑ To be the leading branded player within the categories we serve
❑ Compete effectively in all relevant channels
❑ Expand global presence
❑ Leverage a scaleable and cost efficient operating platform

ACCO BRANDS

GBC DAY-TIMER Kensington

Quartet Rexel Swingline wilson jones

AT-A-GLANCE DAY RUNNER design your day FIVE STAR

Hilroy Mead tilibra

AT-A-GLANCE DAY-TIMER FIVE STAR GBC Hilroy Kensington Mead nobo Quartet Rexel Swingline tilibra wilson jones

Combination with MWV C&OP is a Significant
and Enabling Step
❑ One of the world’s largest office supply
 manufacturers with a portfolio of leading
 brands
 ▪ Leading brands include Swingline®,
 Kensington ®, GBC ®, Day-Timer ®,
 Rexel, Marbig, Quartet ®, NOBO and
 Wilson Jones ®
❑ Customers include contract stationers,
 wholesalers, dealer buying groups, “big box”
 office suppliers, and mass channel resellers
❑ Products distributed primarily through
 commercial and retail channels (~70% / 30%
 split)
❑ 2011 Sales: $1.3B
❑ 2011 EBITDA: $168M
❑ MWV C&OP has operated as a division of
 MeadWestvaco Corporation (NYSE: MWV)
❑ A leading school and office supply and time-
 management manufacturer in North America
 and Brazil
 ▪ Leading brands include AT-A-
 GLANCE®, Day Runner®, Five-Star®,
 Mead®, Grafons, Tilibra and Hilroy
❑ Customers include market leaders in retail,
 commercial and wholesale
❑ Products distributed primarily through retail
 and commercial channels (~70% / 30% split)
❑ 2011 Sales: $744M
❑ 2011 EBITDA: $152M
MWV C&OP
ACCO Brands

ACCO BRANDS

AT-A-GLANCE DAY-TIMER FIVE STAR GBC Hilroy Kensington Mead nobo Quartet Rexel Swingline tilibra wilson jones

Right
Opportunity
Right Team
❑ Existing ACCO Brands business positioned for growth
❑ Consolidating global industry
❑ Volatile market environment creating attractive strategic opportunities
Right Time
Right Time, Right Opportunity, Right Team
❑ Consistent with our strategy to be the leading branded player within the categories we serve
❑ Expands our channel and geographic presence
❑ Enhances our product innovation, category management expertise and customer relevance
❑ Leverages our cost efficient operating platform
❑ Strengthens financial profile
❑ Strong and experienced management teams with consistent track records of meeting or exceeding goals
❑ Right leadership team in place to integrate the businesses and drive future growth
❑ Board focused on continuing to create value for shareholders
❑ Similar values and cultures

Transaction Rationale
Bolsters the #1 pure play office and school products company and positions ACCO Brands well within the office supply sector
Scale Player
In a Global Industry
¡ Enhances our position as a scale player in a
 global industry
¡ Creates a partner of choice for customers
¡ Supports brand leadership strategy
Enhances Global and Channel
Presence
¡ Increases presence in emerging markets, such
 as Brazil
¡ Doubles size in Canada
¡ Expands presence in key consumer channels;
 expands presence in mass channels
¡ Improves channel diversification
Strengthens Portfolio of
Leading Brands
¡ Increases focus on consumer recognized brands
¡ Complementary leading brands and products
 portfolio
¡ Expands product offering
¡ Enhances consumer insight and category
 management capabilities
Financially Compelling
¡ Significantly EPS accretive pre-synergies
¡ Margin expansion
¡ Deleveraging transaction at close
¡ Significantly improves capital structure
¡ Enhances cash flow generation
Attractive Synergies and
Value Creation
¡ $20 million of cost synergy potential
¡ Great cultural fit
¡ Integration focused on U.S. / Canada
  Most stable geographies and
 organizations
  Most consolidated customer
 base

($ in mm)
2,500
2,000
1,500
1,000
500
0
$744
$1,318
$1,778
$1,600
$1,000
$900
$800
$765
$640
ACCO BRANDS
Newell Rubbermaid
3M
Esselte
HAMELIN
BIC
AVERY DENNISON
Fellowes

AT-A-GLANCE DAY-TIMER FIVE STAR GBC Hilroy Kensington Mead nobo Quartet Rexel Swingline tilibra wilson jones

2011 Office Products Sales
___________________________
Source: Company filings and estimates.
1. 1/3/2011: 3M to acquire the consumer and office products business of Avery Dennison; expected completion in H2 2012.
Solidifies A Leading Position in Global Industry
Pro Forma
$2,062
(1)
(1)

Other
20%

#1 and #2 Brands:

GBC, Rexel, Kensington, Quartet, nobo, Swingline, Mead, Hilroy, wilson jones, DAY-TIMER, FIVE STAR, tilibra, DAY RUNNER, AT-A-GLANCE

❑ Leading brands represent more than 80% of combined portfolio
 ▪ ACCO Brands will be the brand leader in a broad base of product categories: binding, laminating, boards/easels, stapling/punching, notebooks, planning products, presentation/storage and laptop physical security
 • Enhances ability to offer good, better, best price points
 • Strengthens position as a category leader and innovator
Broadens Portfolio of Leading Brands
#1 and #2
Brands
80%

Europe 25%
Australia 11%
APAC 4%
Canada 8%
Latin America 5%
U.S. 47%
Europe 16%
Australia 7%
APAC 2%
Canada 9%
Latin America 12%
US 54%

AT-A-GLANCE DAY-TIMER FIVE STAR GBC Hilroy Kensington Mead nobo Quartet Rexel Swingline tilibra wilson jones

Extends Geographic Reach
ACCO Brands Standalone
Pro Forma Company
❑ Provides opportunities for substantial cross-selling as well as further organic growth through geographic expansion into emerging and faster-growing markets
FY 2011 Sales by Geography

ACCO BRANDS

Sales Mix by Channel

Direct to Businesses 11%
Non-OSS Retail/ Mass 12%

ACCO Brands 2011

Sales Mix by Product

Time Management 4%
Doc. Communication / Doc. Finishing 33%
Workspace Tools 9%
Storage and Organization 24%
Computer Accessories 14%
Visual Communication 16%

❑ Extends reach into key consumer retail channels
❑ MWV C&OP is a world-class manager of trade relationships and channel investment strategies
 ▪ Invests in category management, consumer-focused marketing, forecasting and supply chain analytics
Pro Forma Company
Improves Channel and Product Mix Diversification
Pro Forma Company
ACCO Brands 2011
Commercial
(Non-OSS ) 44%
OSS Sales 29%
Pure
e-commerce
1%
Direct to
Consumers
3%
Computer
Accessories
9%
Workspace
Tools
6%
Visual
Communication
10%
Storage and
Organization
16%
Doc.
Communication /
Doc. Finishing
21%
Time
Management
13%
School
Products
16%
Other
9%
Commercial
(Non-OSS) 32%
OSS Sales 26%
Direct to
Businesses
9%
Non-OSS
Retail/
Mass 30%
Pure
e-commerce
2%
Direct to
Consumers
2%
___________________________
OSS = Office Super Stores

$1.25
1.00
0.75
0.50
0.25
0.00
$0.64
$0.30
$0.13
-$0.05
$1.03
ACCO Standalone Adjusted LTM EPS
Acquired Business
Savings from lower interest rate
Additional D&A
Adjusted Combined LTM EPS

In addition to the strategic benefits, the combination of ACCO Brands and MWV C&OP creates substantial accretion and EPS growth potential

AT-A-GLANCE DAY-TIMER FIVE STAR GBC Hilroy Kensington Mead nobo Quartet Rexel Swingline tilibra wilson jones

Enhances Earnings Growth (Pre-Synergies) (1)
___________________________
1. Based on adjusted combined numbers for the trailing twelve month period ended Dec. 31, 2011 and assumes 115 million shares outstanding.

($ in mm)
$325
$275
$225
$175
$125
$155
$292
ACCO Brands Today
Adjusted Combined
4.0x
3.0x
2.0x
1.0x
3.3x
<3x
ACCO Brands Today
2013 Projected

Strengthens Cash Flow
EBITDA - CAPEX(1)
___________________________
1. For the period ended Dec. 31, 2011
2. Net debt / projected adjusted combined supplemental EBITDA
❑ Enhanced cash flow generation provides significant deleveraging capabilities
Net Leverage(2)
(1)

Revolver	$250 (undrawn)	LIBOR+300 bps, 50 bps unused	
Term Loan A (in USD)	285	LIBOR+300 bps	3.50%
Subtotal Senior secured credit facilities	$770 (ex. Revolver)		
Total Debt	**$1,186 (in USD)**	**Cash interest**	**$67-70MM**

Expected Capital Structure (Subject to Completion)(1)
___________________________
1. Assumes LIBOR is 50 bps, Canadian LIBOR is 130 bps
2. Scenario: upsize the TLB by $100 million to redeem a portion of the Senior subordinated notes. Refer to the 8-Ks filed February 29, 2012 and March 12,2012.
3. Pursuant to an engagement letter contemplating the sale of the Spinco securities to be issued to MWV. Proceeds from the sale of the Spinco securities will be used to fund a portion of the special dividend to MWV.
Facility	Facility Size(2)	Interest Rate Methodology	Rate(1)

Term Loan A (in CAD)	35	Canadian LIBOR+300 bps	4.30%
Term Loan B	450	LIBOR+325 bps, 1% LIBOR floor, issued at 99 OID	4.25%

Spinco securities(3)	270		TBD
Senior subordinated notes	151	7.625% fixed	7.625%

		Book interest expense		$73-76MM

ACCO BRANDS
AT-A-GLANCE DAY-TIMER FIVE STAR GBC Hilroy Kensington Mead nobo Quartet Rexel Swingline tilibra wilson jones

Credit Ratings
	FYE 2011	Post Close
Net debt	548	1,186
Net leverage	x3.3	x3.3

Secured Debt Ratings	FYE 2011	Post Close
Moody’s	B1	Ba2 (BB)
S&P	BB-	BB+
Fitch		BB+

ACCO BRANDS

ACCO
BRANDS

AT-A-GLANCE DAY-TIMER FIVE STAR GBC Hilroy Kensington Mead nobo Quartet Rexel Swingline tilibra wilson jones

Summary
Enhances Global
and Channel
Presence
Financially
Compelling
Scale Player
In a Global Industry
Strengthens Portfolio
Brands
Attractive
Synergies and
Value Creation

Appendix

ACCO BRANDS

AT-A-GLANCE DAY-TIMER FIVE STAR GBC Hilroy Kensington Mead nobo Quartet Rexel Swingline tilibra wilson jones

Period Ended December 31, 2011
Pro Forma Financial Profile
ACCO Brands (1)	Pro Forma (2) (Pre-Synergies)	Adjusted Combined (3) (Pre-Synergies)
$1318	$2062	$2062
$415	$660	$668
31.5%	32.0%	32.0%
$115	$204	$231
8.7%	9.9%	11.2%
$168	$302	$321
12.8%	14.6%	15.5%
Total Net Sales
EBITDA
EBITDA Margin
EPS
Accretion
Cash Flow(4)
Gross Profit
Gross Margin
Operating Income
Operating Margin
Leverage
$155	$273	$292
3.3x	3.4x	3.2x
$0.64	$0.55	$1.03
87%
___________________________
1. Adjusted basis. Refer to the company’s February 15, 2012 press release and 8-K filing for a reconciliation of adjusted results to GAAP.
2. Includes carve-out accounting adjustments, including stepped-up depreciation, amortization and inventory, and excludes one-time transaction-related costs.
3. Includes estimated increases in depreciation and amortization, but excludes inventory step-up, one-time transaction-related costs and certain allocations from MWV which will not continue as part of the combined company. Assumes a 30% normalized effective tax rate and anticipated interest expense post re-financing.
4. Defined as EBITDA - Capex.

($ in millions)

	2009		2010		2011	
Net Sales	$	**1,233**	$	**1,285**	$	**1,318**
% growth		*-19.5%*		*4.2%*		*2.6%*
COGS[1]		865		888		904
Gross Profit		368		397		415
% margin		*29.8%*		*30.9%*		*31.5%*
SG&A +Other[1]		269		287		294
Operating Income[1]	$	**99**	$	**110**	$	**121**
% margin		*7.4%*		*8.5%*		*9.2%*
D&A		39		36		33
% of sales		*3.2%*		*2.8%*		*2.5%*
JV Income		4		8		9
% growth		*-31.9%*		*87.3%*		*2.4%*
Stock Based Comp		3		4		6
Adjusted Supplemental EBITDA	$	**145**	$	**158**	$	**168**
% margin		*11.8%*		*12.3%*		*12.8%*
Capital Expenditures		10		13		14
% of sales		*0.8%*		*1.0%*		*1.0%*

AT-A-GLANCE DAY-TIMER FIVE STAR GBC Hilroy Kensington Mead nobo Quartet Rexel Swingline tilibra wilson jones

ACCO Brands Historical Financials
___________________________
1. 2011 excludes $6 million of transaction-related costs reported in SG&A. 2009 excludes other charges of $3 million reported in COGS and $1 million reported in SG&A, and $19 million of restructuring and impairment charges.

ACCO BRANDS

Unaudited historical MWV C&OP adjusted operating financials
($ in millions)

	2010 Carve-Out	Adjusted 2010[2]	2011 Carve-Out	Adjusted 2011[2]
Net Sales	**$ 748**	**$ 748**	**$ 744**	**$ 744**
% growth	*0.0%*	*0.0%*	*-0.6%*	*-0.6%*
COGS	493	495	489	489
% margin	*65.9%*	*66.2%*	*65.7%*	*65.8%*
Gross Profit	255	253	255	254
% margin	*34.1%*	*33.8%*	*34.3%*	*34.2%*
SG&A & other	159	150	150	145
% margin	*21.2%*	*20.0%*	*20.2%*	*19.4%*
Operating Income	**$ 96**	**$ 103**	**$ 104**	**$ 110**
% margin	*12.9%*	*13.8%*	*14.0%*	*14.8%*
D&A	29	42	27	40
% of sales	*3.9%*	*5.6%*	*3.6%*	*5.4%*
Stock Based Comp	2	2	2	2
Adjusted Supplemental EBITDA	**$ 128**	**$ 147**	**$ 133**	**$ 152**
% margin	*17.1%*	*19.6%*	*17.9%*	*20.5%*
Capital Expenditures	13	13	15	15
% of sales	*1.7%*	*1.7%*	*2.0%*	*2.0%*

AT-A-GLANCE DAY-TIMER FIVE STAR GBC Hilroy Kensington Mead nobo Quartet Rexel Swingline tilibra wilson jones

MWV C&OP Adjusted Operating Financials(1)
___________________________
1. Refer to pages 20-21 for the “Reg G” reconciliation of Carve-Out results to Adjusted Results.
2. MC&OP U.S. GAAP Carve-out financials, including stepped-up pro forma depreciation and amortization, but excluding inventory step-up amortization, one-time transaction costs and certain allocations from the MWV parent which will not continue as part of the combined ACCO Brands.

ACCO BRANDS

AT-A-GLANCE DAY-TIMER FIVE STAR GBC Hilroy Kensington Mead nobo Quartet Rexel Swingline tilibra wilson jones

(U.S. $ in millions, adjusted basis)	Year 1 Estimate
Capital Expenditures	$55
Cash Restructuring (over ~24 mo)	$30-40
Cash Interest	$67-70
Book Interest	$73-76
Net Working Capital	Use
Depreciation	$46
Amortization	$27
Amort. of Stock Comp	$15
Cash Taxes	$45
Effective Tax Rate4	30-32%
Diluted Shares	115
5
Pro Forma Modeling Assumptions(1)
___________________________
1. Directional information for modeling purposes only.

Dec-2011 Year	MC&OP GAAP Carve-out	Pro Forma Adjustments (2)	MC&OP PF Adjusted	MWV Parent allocations and non-recurring (3)	MC&OP Adjusted (1)
Net sales	$ 743.8		$ 743.8		$ 743.8
Cost of products sold	489.0	9.1	498.1	(8.7)	489.4
Gross profit	254.8	(9.1)	245.7	8.7	254.4
SG&A	137.4	0.2	137.6	(18.0)	119.6
Amortization of intangibles	12.6	12.0	24.6		24.6
Restructuring charges (income)	0.4		0.4		0.4
Operating income (loss)	**104.4**	**(21.3)**	**83.1**	**26.7**	**109.8**
OI	104.4	(21.3)	83.1	26.7	109.8
JV income			-		-
Depreciation	14.0	1.7	15.7		15.7
Amortization	12.6	12.0	24.6		24.6
Inventory step-up		7.6	7.6	(7.6)	-
Stock-comp	2.2		2.2		2.2
EBITDA	**133.2**	**-**	**133.2**	**19.1**	**152.3**
Capital spend	15.0		15.0		15.0
EBITDA- Capex	**118.2**	**-**	**118.2**	**19.1**	**137.3**

AT-A-GLANCE DAY-TIMER FIVE STAR GBC Hilroy Kensington Mead nobo Quartet Rexel Swingline tilibra wilson jones

5
Reg G - Mead C&OP 2011 Adjusted Results
___________________________
1. MC&OP U.S. GAAP Carve-out financials, including stepped-up pro forma depreciation and amortization, but excluding inventory step-up amortization, one-time transaction costs and certain allocations from the MWV parent which will not continue as part of the combined ACCO Brands.
2. Pro forma adjustments include: amortization of $7.6M for the step-up in the fair value of finished goods inventory and $1.5M of incremental depreciation expense in cost of products sold; $0.2M of incremental depreciation expense in SG&A; and incremental amortization of intangibles of $12.0M associated with the fair value assigned to trade names, developed technology and customer relationships.
3. MWV parent allocations excluded from the ongoing entity include amortization of $7.6M for the step-up in the fair value of finished goods inventory and LIFO expense of $1.1M in cost of products sold, and corporate costs of $20.4M and gain on property sales of $2.4M in SG&A.

Dec-2010 Year	MC&OP GAAP Carve-out	Pro Forma Adjustments [2]	MC&OP PF Adjusted	MWV Parent allocation [3]	MC&OP Adjusted [1]
Net sales	$ 748.1		$ 748.1		$ 748.1
Cost of products sold	493.3	8.2	501.5	(6.2)	495.3
Gross profit	254.8	(8.2)	246.6	6.2	252.8
S&GA	143.2	0.2	143.4	(19.6)	123.8
Amortization of intangibles	14.1	10.5	24.6		24.6
Restructuring charges (income)	1.2		1.2		1.2
Operating income (loss)	**96.3**	**(18.9)**	**77.4**	**25.8**	**103.2**
OI	96.3	(18.9)	77.4	25.8	103.2
JV income			-		-
Depreciation	15.3	1.7	17.0		17.0
Amortization	14.1	10.5	24.6		24.6
Inventory step-up		6.7	6.7	(6.7)	-
Stock-comp	2.1		2.1		2.1
EBITDA	**127.8**	**-**	**127.8**	**19.1**	**146.9**
Capital spend	13.0		13.0		13.0
EBITDA- Capex	**114.8**	**-**	**114.8**	**19.1**	**133.9**

AT-A-GLANCE DAY-TIMER FIVE STAR GBC Hilroy Kensington Mead nobo Quartet Rexel Swingline tilibra wilson jones

5
Reg G - Mead C&OP 2010 Adjusted Results
___________________________
1. MC&OP U.S. GAAP Carve-out financials, including stepped-up pro forma depreciation and amortization, but excluding inventory step-up amortization, one-time transaction costs and certain allocations from the MWV parent which will not continue as part of the combined ACCO Brands.
2. Pro forma adjustments include: amortization of $6.7M for the step-up in the fair value of finished goods inventory and $1.5M of incremental depreciation expense in cost of products sold; $0.2M of incremental depreciation expense in SG&A; and incremental amortization of intangibles of $10.5M associated with the fair value assigned to trade names, developed technology and customer relationships.
3. MWV parent allocations excluded from the ongoing entity include amortization of $6.7M for the step-up in the fair value of finished goods inventory and LIFO income of $0.5M in cost of products sold, and corporate costs of $19.6M in SG&A.

ACCO Brands Corporation